Pacific Life Funds NSAR 9-30-11
Exhibit 77O

                  PACIFIC LIFE FUNDS-PL LARGE-CAP GROWTH FUND
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011

                  ITEM                             SECURITIES PURCHASED
  ------------------------------------      ----------------------------------
   (1) Name of Issuer                                  LinkedIn Corp

   (2) Description of Security (name,                   Common Stock
       coupon, maturity, subordination,
       common stock, etc.)

   (3) Date of Purchase                                  5/18/2011

   (4) Date of Offering                                  5/18/2011

   (5) Unit Price                                          $45.00

   (6) Principal Amount of Total Offering               $352,800,000

       UNDERWRITING SPREAD:

   (7) Dollars ($)                                         $3.15

       Percent (%)                                         7.00%

   (8) Names of Syndicate Members               Morgan Stanley, BofA Merrill
                                             Lynch, JP Morgan, Allen & Company
                                                  LLC, UBS Investment Bank

   (9) Dollar Amount of Purchase by the                   $54,000
       Portfolio

  (10) % of Offering Purchased by Portfolio                0.02%

  (11) % of Offering Purchased by                          0.89%
       Associated Accounts

  (12) % of Portfolio Assets Applied to                    0.05%
       Purchase

  (13) Name(s) of Syndicate Members (s)             Morgan Stanley & Co
       from whom Purchased

  (14) Name of Affiliated Underwriter               UBS Investment Bank

[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL LARGE-CAP GROWTH FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/21/11                                             Signed: /s/ Savarro Console
      -------                                                     ------------------
                                                           Name: Savarro Console
                                                           Title: Executive Director


                   PACIFIC LIFE FUNDS-PL MID-CAP GROWTH FUND
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011

                  ITEM                              SECURITIES PURCHASED
  ------------------------------------      -----------------------------------
   (1) Name of Issuer                                  LinkedIn Corp.

   (2) Description of Security (name,                   Common stock
       coupon, maturity, subordination,
       common stock, etc.)

   (3) Date of Purchase                                  05/18/2011

   (4) Date of Offering                                  05/18/2011

   (5) Unit Price                                          $45.00

   (6) Principal Amount of Total Offering             $352,800,000.00

       UNDERWRITING SPREAD:

   (7) Dollars ($)                                         $3.15

       Percent (%)                                         7.00%

   (8) Names of Syndicate Members               Morgan Stanley, BofA Merrill
                                                 Lynch, JP Morgan, Allen &
                                               Company LLC, UBS Investment Bank

   (9) Dollar Amount of Purchase by the                  $88,245.00
       Portfolio

  (10) % of Offering Purchased by Portfolio               0.0250%

  (11) % of Offering Purchased by                         6.3526%
       Associated Accounts

  (12) % of Portfolio Assets Applied to                   0.1400%
       Purchase

  (13) Name(s) of Syndicate Members (s)                  JP Morgan
       from whom Purchased

  (14) Name of Affiliated Underwriter                   Morgan Stanley



[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL MID-CAP GROWTH FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/20/11                                              Signed: /s/ David Cohen
      -------                                                     ------------------
                                                           Name: David Cohen
                                                           Title: Managing Director/Portfolio Manager


                   PACIFIC LIFE FUNDS-PL MID-CAP GROWTH FUND
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011

                  ITEM                              SECURITIES PURCHASED
  ------------------------------------      -----------------------------------
   (1) Name of Issuer                                   Renren Inc.

   (2) Description of Security (name,                   Common stock
       coupon, maturity, subordination,
       common stock, etc.)

   (3) Date of Purchase                                  05/04/2011

   (4) Date of Offering                                  05/04/2011

   (5) Unit Price                                          $14.00

   (6) Principal Amount of Total Offering             $743,400,000.00

       UNDERWRITING SPREAD:

   (7) Dollars ($)                                         $0.840

       Percent (%)                                         6.00%

   (8) Names of Syndicate Members                 Stanley, Deutsche Bank
                                                Securities, Credit Suisse,
                                              BofA Merrill Lynch, Jefferies,
                                                Pacific Crest Securities,
                                                     Oppenheimer & Co

   (9) Dollar Amount of Purchase by the                  $62,958.00
       Portfolio

  (10) % of Offering Purchased by Portfolio               0.0085%

  (11) % of Offering Purchased by                         1.8747%
       Associated Accounts

  (12) % of Portfolio Assets Applied to                   0.1000%
       Purchase

  (13) Name(s) of Syndicate Members (s)                Deutsche Bank
       from whom Purchased

  (14) Name of Affiliated Underwriter                  Morgan Stanley



[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL MID-CAP GROWTH FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/20/11                                              Signed: /s/ David Cohen
      -------                                                     ------------------
                                                           Name: David Cohen
                                                           Title: Managing Director/Portfolio Manager


                   PACIFIC LIFE FUNDS-PL MID-CAP GROWTH FUND
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011

                  ITEM                              SECURITIES PURCHASED
  ------------------------------------       ----------------------------------
   (1) Name of Issuer                                    Yandex N.V.

   (2) Description of Security (name,                    Common stock
       coupon, maturity, subordination,
       common stock, etc.)

   (3) Date of Purchase                                   05/24/2011

   (4) Date of Offering                                   05/24/2011

   (5) Unit Price                                           $25.00

   (6) Principal Amount of Total Offering             $1,304,352,200.00

       UNDERWRITING SPREAD:

   (7) Dollars ($)                                          $1.25

       Percent (%)                                          5.00%

   (8) Names of Syndicate Members               Morgan Stanley, Deutsche Bank
                                               Securities, Goldman Sachs & Co.,
                                                Piper Jaffray, Pacific Crest
                                                         Securities

   (9) Dollar Amount of Purchase by the                    $134,100
       Portfolio

  (10) % of Offering Purchased by Portfolio                0.0103%

  (11) % of Offering Purchased by                          4.2100%
       Associated Accounts

  (12) % of Portfolio Assets Applied to                    0.2100%
       Purchase

  (13) Name(s) of Syndicate Members (s)                 Deutsche Bank
       from whom Purchased

  (14) Name of Affiliated Underwriter                   Morgan Stanley



[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL MID-CAP GROWTH FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 6/20/11                                              Signed: /s/ David Cohen
      -------                                                     ------------------
                                                           Name: David Cohen
                                                           Title: Managing Director/Portfolio Manager


                     PACIFIC LIFE FUNDS-PL REAL ESTATE FUND
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011

                  ITEM                              SECURITIES PURCHASED
  ------------------------------------       ----------------------------------
   (1) Name of Issuer                         Hudson Pacific Properties, Inc.

   (2) Description of Security (name,                   Common stock
       coupon, maturity, subordination,
       common stock, etc.)

   (3) Date of Purchase                                  04/27/2011

   (4) Date of Offering                                  04/27/2011

   (5) Unit Price                                          $14.62

   (6) Principal Amount of Total Offering             $101,609,000.00

       UNDERWRITING SPREAD:

   (7) Dollars ($)                                         $0.73

       Percent (%)                                         5.00%

   (8) Names of Syndicate Members               BofA Merrill Lynch, Barclays
                                               Capital, Morgan Stanley, Wells
                                                 Fargo Securities, Keybanc
                                                     Capital Markets

   (9) Dollar Amount of Purchase by the                  $86,697.00
       Portfolio

  (10) % of Offering Purchased by Portfolio               0.0853%

  (11) % of Offering Purchased by                         10.3464%
       Associated Accounts

  (12) % of Portfolio Assets Applied to                   0.1800%
       Purchase

  (13) Name(s) of Syndicate Members (s)               Barclays Capital
       from whom Purchased

  (14) Name of Affiliated Underwriter                  Morgan Stanley


[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/12/11                                              Signed: /s/ Ted Bigman
      -------                                                     ------------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director/Fund Manager


                     PACIFIC LIFE FUNDS-PL REAL ESTATE FUND
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2011

                ITEM                                SECURITIES PURCHASED
  ------------------------------------       ----------------------------------
   (1) Name of Issuer                        Equity Lifestyle Properties, Inc.

   (2) Description of Security (name,                   Common stock
       coupon, maturity, subordination,
       common stock, etc.)

   (3) Date of Purchase                                  06/02/2011

   (4) Date of Offering                                  06/02/2011

   (5) Unit Price                                          $59.50

   (6) Principal Amount of Total Offering             $312,375,000.00

       UNDERWRITING SPREAD:

   (7) Dollars ($)                                         $2.38

       Percent (%)                                         4.00%

   (8) Names of Syndicate Members                   Goldman, Sachs & Co,
                                                  BofA Merrill Lynch, Morgan
                                                Stanley, RBC  Capital Markets,
                                                Wells Fargo Securities, Keefe,
                                                   Bruyette & Woods, Piper
                                                       Jaffray, RBS

   (9) Dollar Amount of Purchase by the                 $167,195.00
       Portfolio

  (10) % of Offering Purchased by Portfolio               $0.0005

  (11) % of Offering Purchased by                         $0.0757
       Associated Accounts

  (12) % of Portfolio Assets Applied to                   $0.0035
       Purchase

  (13) Name(s) of Syndicate Members (s)                Goldman Sachs
       from whom Purchased

  (14) Name of Affiliated Underwriter                  Morgan Stanley

[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 6/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/12/11                                              Signed: /s/ Ted Bigman
      -------                                                     ------------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director/Fund Manager



                   PACIFIC LIFE FUNDS - PL MID-CAP GROWTH FUND
                          REPORT PURSUANT TO RULE 10f-3
                        QUARTER ENDED SEPTEMBER 30, 2011

                 ITEM                               SECURITIES PURCHASED
 --------------------------------------     ----------------------------------
  (1) Name of Issuer                           Sun Art Retail Group Limited

  (2) Description of Security (name,                   Common Stock
      coupon, maturity, subordination,
      common stock, etc.)

  (3) Date of Purchase                                  07/08/2011

  (4) Date of Offering                                  07/27/2011

  (5) Unit Price                                         7.20 HKD
                                                        $0.925 USD

  (6) Principal Amount of Total Offering           8,235,705,600.00 HKD
                                                  $1,058,329,127.00 USD
  (7) Underwriting Spread:

      Dollars ($)                                         0.18 HKD
                                                         $0.023 USD

      Percent (%)                                          2.50%

  (8) Names of Syndicate Members            The Hongkong and Shanghai Banking
                                            Corporation Limited, UBS AG, Hong
                                              Kong Branch, Citigroup Global
                                            Markets Asia Limited, BNP Paribas
                                             Capital (Asia Pacific) Limited,
                                              China International Capital
                                             Corporation Hong Kong Securities
                                               Limited, Morgan Stanley Asia
                                               Limited, Goldma Sachs (Asia)
                                            L.L.C., KGI Capital Asia Limited,
                                               Yuanta Securities (Hong Kong)
                                                      Company Limited

  (9) Dollar Amount of Purchase by the                 $38,314.00 USD
      Portfolio

 (10) % of Offering Purchased by Portfolio                0.0036%

 (11) % of Offering Purchased by                          0.3810%
      Associated Accounts

 (12) % of Portfolio Assets Applied to                    0.0600%
      Purchase

 (13) Name(s) of Syndicate Members (s)                    UBS AG
      from whom Purchased

 (14) Name of Affiliated Underwriter           Morgan Stanley Asia Limited

[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL MID-CAP GROWTH FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 9/6/11                                             Signed: /s/ Dennis Lynch
      -------                                                     ------------------
                                                           Name: Dennis Lynch
                                                           Title: Managing Director

                   PACIFIC LIFE FUNDS - PL MID-CAP GROWTH FUND
                          REPORT PURSUANT TO RULE 10f-3
                        QUARTER ENDED SEPTEMBER 30, 2011

                 ITEM                               SECURITIES PURCHASED
 --------------------------------------     ----------------------------------
  (1) Name of Issuer                             Dunkin' Brands Group, Inc.

  (2) Description of Security (name,                   Common Stock
      coupon, maturity, subordination,
      common stock, etc.)

  (3) Date of Purchase                                  07/27/2011

  (4) Date of Offering                                  07/26/2011

  (5) Unit Price                                          $19.00

  (6) Principal Amount of Total Offering               $422,750,000.00

  (7) Underwriting Spread:

      Dollars ($)                                         $1.24

      Percent (%)                                         6.50%

  (8) Names of Syndicate Members               J.P. Morgan Securities LLC,
                                              Barclays Capital Inc., Morgan
                                             Stanley & Co. LLC, Merrill Lynch,
                                                 Pierce, Fenner & Smith
                                                  Incorporated, Goldman,
                                            Sachs & Co., Robert W. Baird & Co.
                                               Incorporated, William Blair &
                                             Company, L.L.C, Raymond James &
                                            Associates, Inc., Stifel Nicolaus
                                              & Company, Incorporated, Wells
                                             Fargo Securities, LLC, Moelis &
                                             Company LLC, SMBC Nikko Capital
                                            Markets Limited, Samuel A. Ramirez
                                              & Company, Inc., The Williams
                                                    Capital Group, L.P.

  (9) Dollar Amount of Purchase by the                  $25,004.00
      Portfolio

 (10) % of Offering Purchased by                          0.0059%
      Portfolio

 (11) % of Offering Purchased by                          1.5671%
      Associated Accounts

 (12) % of Portfolio Assets Applied to                    0.0400%
      Purchase

 (13) Name(s) of Syndicate Members (s)               Barclays Capital
      from whom Purchased

 (14) Name of Affiliated Underwriter                  Morgan Stanley

[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL MID-CAP GROWTH FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 9/6/11                                             Signed: /s/ Dennis Lynch
      -------                                                     ------------------
                                                           Name: Dennis Lynch
                                                           Title: Managing Director

                    PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                          REPORT PURSUANT TO RULE 10f-3
                        QUARTER ENDED SEPTEMBER 30, 2011

                 ITEM                               SECURITIES PURCHASED
 --------------------------------------     ----------------------------------
  (1) Name of Issuer                                 CommonWealth REIT

  (2) Description of Security (name,                    Common stock
      coupon, maturity, subordination,
      common stock, etc.)

  (3) Date of Purchase                                   07/13/2011

  (4) Date of Offering                                   07/12/2011

  (5) Unit Price                                          $24.00

  (6) Principal Amount of Total Offering               $240,000,000.00

  (7) Underwriting Spread:

      Dollars ($)                                          $1.02

      Percent (%)                                          4.25%

  (8) Names of Syndicate Members              Citigroup Global Markets Inc.,
                                              Morgan Stanley & Co. LLC, Wells
                                              Fargo Securities, LLC, Merrill
                                              Lynch, Pierce, Fenner & Smith
                                            Incorporated, Jefferies & Company,
                                             Inc., RBC Capital Markets, LLC,
                                             UBS Securities LLC, BB&T Capital
                                              Markets, a division of Scott &
                                                 Stringfellow, LLC, Janney
                                                Montgomery Scott LLC, JMP
                                             Securities LLC, Oppenheimer & Co.
                                                Inc., Banco Bilbao Vizcaya
                                               Argentaria, S.A., BNY Mellon
                                            Capital Markets, LLC, Capital One
                                                Southcoast, Inc., Comerica
                                            Securities, Inc., SMBC Securities,
                                             Inc., Mitsubishi UFJ Securities
                                             (USA), Inc., PNC Capital Markets
                                                 LLC, Santander Investment
                                             Securities Inc., Scotia Capital
                                                        (USA) Inc.

  (9) Dollar Amount of Purchase by the                  $72,480.00
      Portfolio

 (10) % of Offering Purchased by Portfolio                0.0302%

 (11) % of Offering Purchased by                          3.7198%
      Associated Accounts

 (12) % of Portfolio Assets Applied to                    0.1500%
      Purchase

 (13) Name(s) of Syndicate Members (s)            Wells Fargo Securities
      from whom Purchased

 (14) Name of Affiliated Underwriter                 Morgan Stanley &
                                                Mitsubishi UFJ Securities

[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 9/6/11                                             Signed: /s/ Ted Bigman
      -------                                                     ------------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director/Fund Manager
